UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 2, 2015

Medley Management Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

375 Park Avenue, 33rd Floor, New York, NY 10152

(Address of principal executive offices) (Zip Code)

(212) 759-0777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2015, Medley Management Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2015. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2016 annual meeting or until their respective successors are duly elected and qualified:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Brook Taube	235,770,197	1,444,425	1,235,900
Seth Taube	235,770,197	1,444,425	1,235,900
Jeffrey Tonkel	235,976,538	1,238,084	1,235,900
Jeffrey T. Leeds	237,201,642	12,980	1,235,900
Guy Rounsaville, Jr.	235,866,761	1,347,861	1,235,900
Philip Ryan	237,201,642	12,980	1,235,900

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for 2015.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
238,428,447	15,748	6,327	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.
By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date:  June 8, 2015